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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K


   Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange
                               Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  December 15, 1997


                           CINEMASTAR LUXURY THEATERS, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         California                    0-25252                  33-0451054
----------------------------    ------------------------    -------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)


                                431 College Boulevard
                          Oceanside, California  92057-5435
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (760) 630-2011

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Item 1.  Changes of Control of Registrant.

     (a) On December 15, 1997, Registrant consummated a financing transaction (the "Closing") whereby CinemaStar Acquisition Partners, L.L.C. ("CAP") acquired a majority equity interest in Registrant through a $15 million purchase of newly issued shares of Registrant's common stock.

     Pursuant to a Stock Purchase Agreement, dated as of September 23, 1997, CAP purchased 17,684,464 shares of common stock for a purchase price of $0.848202 per share. CAP also received at Closing for an aggregate purchase price of $1,000, warrants to purchase 1,630,624 shares of common stock at an exercise price of $0.848202 per share. The Stock Purchase Agreement was filed as Exhibit 4.1 to the Registrant's Form 8-K, dated September 23, 1997 (the "September Report"), and is incorporated herein by reference. Upon execution of the Stock Purchase Agreement, CAP received an additional warrant to purchase one million shares of common stock at an exercise price of $0.848202. The Warrant to Purchase Common Stock was filed as Exhibit 4.3 to the September Report and is incorporated herein by reference.

     Pursuant to the terms of the Stock Purchase Agreement, Registrant may be obligated to issue additional shares of common stock to CAP with respect to certain expenses, liabilities and operating losses of Registrant arising or disclosed after August 31, 1997.

     Upon Closing, CAP acquired a 68.8% beneficial ownership of Registrant based on 25,703,646 issued and outstanding shares of Registrant common stock immediately following Closing. In the event that CAP exercised all of its warrants to purchase common stock of the Registrant, CAP's ownership interest would be increased to 71.7% of the issued and outstanding shares of Registrant common stock.

     At the time of execution of the Stock Purchase Agreement, Registrant received a $3 million bridge loan from Reel Partners, L.L.C. ("Reel Partners"), an affiliate of CAP, to complete existing projects and to pay off certain indebtedness. Such bridge loan was repaid in its entirety from the proceeds received by the Company at Closing. The Convertible Secured Promissory Note evidencing the bridge loan was filed as Exhibit 4.4 to the September Report and is incorporated herein by reference.

     In connection with the bridge loan, Registrant issued a warrant to Reel Partners to purchase 3,000,000 shares of common stock at an exercise price of $0.848202 per share. The warrant is filed as Exhibit 4.8 to the September Report and is incorporated herein by reference.

     Upon Closing, Russell Seheult and Jerry Willits, directors of the Registrant, resigned as directors of the Registrant. Pursuant to the requirements of the Stock Purchase Agreement, the remaining members of the Registrant's

                                      2
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Board of Directors have appointed the following persons as directors of
Registrant, each of whom is a designee of CAP: Winston J. Churchill, Jack R. Crosby, Thomas G. Rebar, and Wayne B. Weisman.

     The proceeds of the $15 million financing have and will be used to retire debt and for general working capital purposes. In this regard, the Registrant used approximately $3,000,000 to repay the bridge loan from Reel Partners, and $1.2 million to repay and cure defaults under the Registrant's obligations to First National Bank, Registrant's primary bank lender (a letter of confirmation of repayment of such bank loan is filed as Exhibit
99.1 hereto). In addition, the Registrant repaid approximately $2.7 million of outstanding indebtedness to Pacific Concessions, Inc. ("PCI") and delivered notice of termination of its concession lease arrangements with PCI. In connection with such termination, Registrant was required to pay approximately $1.9 million in termination fees and other costs.

     Attached hereto as Exhibit 99.2 and incorporated herein by this reference, is a Pro Forma Condensed Consolidated Balance Sheet After Equity Financing (unaudited) showing the Registrant's unaudited balance sheet information as of November 30, 1997 after giving effect to the completion of the $15 million equity financing with CAP and the application of the net proceeds of such equity financing.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

3.1       Amended and Restated Bylaws of CinemaStar Luxury Theaters, Inc. (1)

3.2 Amended and Restated Articles of Incorporation of CinemaStar Luxury Theaters, Inc. (1)

4.1 Stock Purchase Agreement, dated as of September 23, 1996, by and among CinemaStar Luxury Theaters, Inc., Reel Partners, L.L.C., and CinemaStar Acquisition Partners, L.L.C. is incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-K dated September 23, 1997.

4.2 Warrant to Purchase Common Stock, dated September 23, 1997 is incorporated by reference to Exhibit 4.3 to the Registrant's Form 8-K dated September 23, 1997.

4.3 Convertible Secured Promissory Note, dated September 23, 1997 is incorporated by reference to Exhibit 4.4 to the Registrant's Form 8-K dated September 23, 1997.

4.4 Warrant to Purchase Common Stock, dated September 23, 1997 is incorporated by reference to Exhibit 4.8 to the Registrant's Form 8-K dated September 23, 1997.

99.1 Letter to CinemaStar Luxury Theaters, Inc., dated December 17, 1997, from First National Bank regarding repayment of loans. (1)

99.2 Pro Forma Condensed Consolidated Balance Sheet After Equity Financing (Unaudited), dated as of November 30, 1997. (1)

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(1)  Filed herewith

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 22, 1997              CINEMASTAR LUXURY THEATERS, INC.



                                       By: /s/ Alan Grossberg
                                           -------------------------------------
                                           Alan Grossberg, Senior Vice President

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                                    EXHIBIT INDEX

Exhibit
Number             Description

3.1  Amended and Restated Bylaws of CinemaStar Luxury Theaters, Inc. (1)

3.2 Amended and Restated Articles of Incorporation of CinemaStar Luxury Theaters, Inc. (1)

4.1 Stock Purchase Agreement, dated as of September 23, 1996, by and among CinemaStar Luxury Theaters, Inc., Reel Partners, L.L.C., and CinemaStar Acquisition Partners, L.L.C. is incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-K dated September 23, 1997.

4.2 Warrant to Purchase Common Stock, dated September 23, 1997 is incorporated by reference to Exhibit 4.3 to the Registrant's Form 8-K dated
     September 23, 1997.

4.3 Convertible Secured Promissory Note, dated September 23, 1997 is incorporated by reference to Exhibit 4.4 to the Registrant's Form 8-K dated September 23, 1997.

4.4 Warrant to Purchase Common Stock, dated September 23, 1997 is incorporated by reference to Exhibit 4.8 to the Registrant's Form 8-K dated
     September 23, 1997.

99.1 Letter to CinemaStar Luxury Theaters, Inc., dated December 17, 1997, from First National Bank regarding repayment of loans. (1)

99.2 Pro Forma Condensed Consolidated Balance Sheet After Equity Financing (Unaudited), dated as of November 30, 1997. (1)

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(1)   Filed herewith